UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2014

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Press Release

On August 5, 2014, the Registrant issued a press release announcing that it intends to commence, within the next week and after filing its Quarterly Report on Form 10-Q for the second quarter, a tender offer to purchase up to 2,000,000 shares of its common stock at a price of $48.50 per share. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Second Quarter Earnings Call

On August 5, 2014 at 4:45 p.m. Eastern Time, the Registrant hosted a conference call to discuss its second quarter results. A copy of an excerpted portion from the script for that conference call is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release issued by the Registrant on August 5, 2014 regarding its intention to commence a tender offer for its common stock

99.2	Excerpt from the Script for WebMD’s Second Quarter Conference Call, dated August 5, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: August 5, 2014	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the Registrant on August 5, 2014 regarding its intention to commence a tender offer for its common stock

99.2	Excerpt from the Script for WebMD’s Second Quarter Conference Call, dated August 5, 2014